                                                            MERRILL LYNCH GLOBAL
                                               TRANSPORTATION LEADERS CONFERENCE
                                                                   JUNE 13, 2000



                                                            CONTINENTAL AIRLINES


                         [GRAPHIC OF CONTINENTAL LOGO]

Please note that the discussion today may contain forward looking statements. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements are contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission.

                     FIVE YEARS OF CONSISTENT PROFITABILITY


                              1995    1996    1997    1998    1999


PRE-TAX INCOME($MILLIONS)     $202    $538    $640    $770    $585


Excludes Special Charges & Gains

                             STRONG GLOBAL PRESENCE

               [MAP OF CONTINENTAL'S INTERNATIONAL DESTINATIONS]

                             GLOBALLY WELL-BALANCED

                                   % CAPACITY

                         CO      AA       DL      NW      UA       US

DOMESTIC                63.7     69.0    77.8    60.7     65.0   88.4
ATLANTIC                16.8     12.4    15.9    12.0     12.5    9.9
LATIN                   11.2     15.6     2.9     0.0      5.1    1.7
PACIFIC                  8.3      3.0     3.4    27.3     17.4    0.0

                    STRONG GROWTH WITH ABOVE AVERAGE MARGINS


                        EBITDAR MARGIN*
                      -------------------
LTM ENDING:           1Q98   1Q99    1Q00

                      21.2%  22.5%  19.9%

               AVAILABLE SEAT MILE (ASM) GROWTH
               --------------------------------
LTM ENDING:           1Q98   1Q99    1Q00

                      10.3%  10.3%   9.5%


*Excludes special gains & charges

                      2000 PLANNED SYSTEM GROWTH BY QUARTER


                        1Q00     2Q00E     3Q00E     4Q00E

ASM % GROWTH              9%       6%         3%       3%


FULL YEAR 2000: 5%

                         MODERATE GROWTH PLAN FOR 2001


                                      LATIN
                         DOMESTIC    AMERICA   PACIFIC     TRANSATLANTIC*    SYSTEM
% INCREASE/(DECREASE)      3.5%        4.0%     (1.0)%        (4.0)%          2.5%

* Downgauging select Atlantic markets

                        CO IS NYC'S "HOME TOWN AIRLINE"


               ANNUAL PASSENGER   DESTINATIONS        MARKET SHARE
                   REVENUE           SERVED        (% OF NYC REVENUE)
               ----------------   ------------     ------------------
                                   ($ BILLIONS)

1996                $2.0               90                 19.9%
1999                $3.5              116                 23.8%

                      NEWARK - GLOBAL GATEWAY DEVELOPMENT



             [MAP OF PLANNED ADDITIONS/MODIFICATIONS OF NEWARK HUB]

                     CONTINENTAL IS THE NYC ON-TIME AIRLINE


                               FIRST QUARTER 2000
                                NEWARK/LAGUARDIA


                               CONTINENTAL   OTHER AIRLINES

% ARRIVALS WITHIN 14 MINUTES       72.0%        67.6%

                       LGA EXPANSION ENHANCES NY PRESENCE

                             FIVE-YEAR GROWTH PLAN

                                     [MAP]

                         CONSISTENT OPERATIONAL RESULTS

                                 FIRST QUARTER


                                                       1999     2000


% OF FLIGHTS ARRIVING WITHIN 14 MINUTES                78.0%   78.0%



                         1999           2000           CHANGE
LOAD FACTOR               71.5%           71.6%        0.2 PTS
ASMS (MILLIONS)         19,225          20,951         9.0%

                              RECENT ACHIEVEMENTS




                      [PICTURES OF CERTAIN RECENT AWARDS]

                        CONSISTENT AWARD-WINNING PRODUCT


                            LONG-HAUL JD POWER AWARD


      [BAR CHART REFLECTING CONTINENTAL IN FIRST PLACE 4 OF LAST 5 YEARS]

                           WORK CULTURE PROVIDES AWARD
                                WINNING PRODUCT

o Ranked #2 in the National Airline Quality Study conducted by Wichita State University

o    Named "Best Airline in the US" by Fortune Magazine

o Freddie Award for the Best Overall Frequent Flyer Program for the last 3 years

o    Smart Money Magazine - Best US airline for business travel

o Conde Nast Traveler - Named Best Transpacific and Best Transatlantic Business Class among US carriers 3 years in a row

                           EXCELLENT LABOR RELATIONS

o    Labor Agreements in Place


         LABOR GROUP            AMENDABLE DATE
         -----------            --------------

         Mechanics                 01/02

         Pilots                    10/02

         Dispatchers               10/03

         Flight Attendants         09/04

o    Above Industry Average Productivity for All Labor Groups

                         EMPLOYEES ENJOY COMING TO WORK


              AS OF MARCH 31


        LOST TIME         TURNOVER

1999      3.3%             7.3%
2000      3.1%             7.2%


Lost Time Data reflects YTD March 31
Turnover reflects LTM average ending March 31

                                                                   LARRY KELLNER
                                                         CHIEF FINANCIAL OFFICER


                         [GRAPHIC OF CONTINENTAL LOGO]

                           STRONG REVENUE ENVIRONMENT

                            YEAR 2000 DOMESTIC RASM


                            YEAR-OVER-YEAR % CHANGE
                           (LENGTH OF HAUL ADJUSTED)

CONTINENTAL         2.4%      1.3%      6.8%      8.2%
INDUSTRY           (2.4)%     0.9%      4.3%      4.8%


                  JANUARY   FEBRUARY   MARCH    APRIL

CONTINENTAL YOY
ASM GROWTH          7.4%     10.7%      9.0%      6.5%

INDUSTRY SOURCE ATA DATA

                        FOCUSED ON THE BUSINESS TRAVELER





                              1Q96            1Q98        1Q00      GOAL
HIGH YIELD REVENUE AS % OF
     DOMESTIC REVENUE         44.2%           45.7%        49.0%    50-55.0%

                               TRANSATLANTIC RASM


                          1Q99      2Q99      3Q99      4Q99      1Q00

YEAR-OVER-YEAR % CHANGE   0.2%     (9.2)%     (15.2)%   (14.1)%   (11.1)%

ASM YOY
% CHANGE                  7.3%     21.5%       35.3%     42.5%     41.4%

                       LATIN AMERICA RASM REMAINS STRONG


                            1Q99      2Q99       3Q99       4Q99      1Q00

YEAR-OVER-YEAR % CHANGE     2.2%      1.8%       6.9%       6.8%      0.8%

ASM YOY
% CHANGE                   16.6%      7.3%       2.8%       0.9%      9.9%


                    MICRONESIA RASM INCREASES SIGNIFICANTLY
                              ON REDUCED CAPACITY





                       1Q99        2Q99        3Q99       4Q99      1Q00


YEAR-OVER-YEAR
% CHANGE                6.8%       10.2%       19.9%      20.7%     18.9%

ASM YOY
% CHANGE              (18.0)%     (26.9)%     (32.2)%    (24.0)%   (11.0)%

                   NORTHWEST ALLIANCE CONTRIBUTION ON TARGET


                                     1999         2000E

PRE-TAX CONTRIBUTION ($MILLIONS)     $80          $149

                      SIGNIFICANT PRESENCE IN EVERY REGION
                             WITH ALLIANCE PARTNERS
                         DOMESTIC DEPARTING SEAT SHARE*


Northwest 5%
------------
CO/NW    50%
UA/U     17%
DL       10%


North Central 21%
-----------------
CO/NW    31%
UA/U     20%
DL       12%


Northeast 19%
-------------
UA/U     42%
CO/NW    16%
DL       12%


Southwest 24%
-------------
UA/U     28%
CO/NW    18%
DL       10%



South Central 11%
-----------------
AA       32%
CO/NW    23%
DL       13%


Southeast 19%
-------------
DL       36%
UA/U     23%
CO/NW    11%

*CO/NW includes HP and AS
Source: May 2000 OAG

                            COSTS ARE BEING MANAGED

                        CASM HOLDING FUEL RATE CONSTANT


                               1Q99    2Q99     3Q99     4Q99       1Q00

YEAR-OVER-YEAR % INCREASE      3.2%    2.9%     0.1%     (0.4)%    (1.6)%

                           DISTRIBUTION COSTS DECLINE


                       DISTRIBUTION COSTS AS A % OF SALES



                          1995      1999       2004E

                          21.2%     15.8%    7.0%-10.0%
E TICKETS AS
% OF SALES                   0%       41%    100%

Sales within US only

                         INTERNET DISTRIBUTION STRATEGY


CUSTOMER                 CURRENT                  FUTURE                   % OF SALES
--------                 -------                  ------                   ----------

Competitive              Travel Agencies          T2, Travelocity,         70%-75%
Schedule                                          Expedia, Extranet

Brand Loyal              Reservations             CO.com, Wings.com,       15%-20%
                                                  CTOs, Reservations

Price Only               Consolidators            Priceline.com             3%-5%
                         -  Cheap Tickets

                         -  Travel800

                         YOUNG FLEET IS FUEL EFFICIENT

                           YEAR-OVER-YEAR % INCREASE


                      1997      1998      1999    2000E

ASMs                   9.9%     10.6%     9.7%    5.2%
Gallons Consumed      10.5%      9.6%     3.7%    0.5%

Year-End Avg.
Jet Fleet Age         13.7      10.7      7.4     6.8

                    NEW WIDEBODY AIRCRAFT OFFER COST SAVINGS

                          % TRIP COST SAVINGS VS. DC10


        777-200    767-400ER   767-200ER

              1%      18%         26%

% SEATS
VS. DC10    +17%      (3)%       (28)%

Assumes fuel price of 75 cents per gallon

                            MARKET DRIVEN FLEET PLAN

                               TOTAL JET AIRCRAFT



            1999    2000    2001    2002    2003    2004

Minimum     363     372     385     376     352     341
Maximum                     398     433     466     501
Fleet Types   6       5       5       5       4       4


Minimum = Committed fleet less lease expirations
Maximum = Committed fleet and all options are exercised

                  2000 FLEET FINANCING SUBSTANTIALLY COMPLETE

o     EETC 2000-1                                 21 Boeing Aircraft

      -   Amount Financed:                              $743 Million

      -   Average Interest Rate:                                8.12%

      -   New Aircraft:                                14 Boeing 737
                                                        3 Boeing 757
                                                        4 Boeing 767

o     2 Boeing Aircraft - Operating Leases

o     5 Boeing Aircraft to be financed in Bank Market

                           REPURCHASED 26% OF SHARES

                          CUMULATIVE SHARE REPURCHASES



                      1998        1999       1Q00

($MILLIONS)           $223        $751       $896

SHARES PURCHASED (MILLIONS):                 21.6
AVERAGE PRICE:                              $41.55

                           CONTINENTAL'S HIGH RETURN

                             LOW RISK OPPORTUNITIES


                                                   ----------Goal----------
                                                                Annual
                                      Today       2005      Pretax Benefits
                                      -----     -------     ---------------

o Alliance Partners                     18          20       $200 Million

o Dist. Cost % of Revenue             15.8%       7-10%      $200 Million

o Business Mix                          49%      50-55%      $175 Million

o Low Risk Growth                    2,448       2,750       $175 Million
  (Daily Departures)

o Fleet Types                            6           4       $125 Million
                                                             ------------
                                                             $875 Million

                              CONTINENTAL AIRLINES


                         [GRAPHIC OF CONTINENTAL LOGO]